                                                                    EXHIBIT 10.2

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                             CONTRIBUTION AGREEMENT

                                      Among

                            The Times Mirror Company,

                          Candle Holdings Corporation,

                          Fortify Holdings Corporation,

                     Matthew Bender & Company, Incorporated,

                             Mosby-Year Book, Inc.,

                                 Newsday, Inc.,

                          The Hartford Courant Company,

                           The Baltimore Sun Company,

                              Chandler Trust No. 1,

                              Chandler Trust No. 2,

                                       and

                                    TMCT, LLC



                              Dated August 8, 1997



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


                                      TABLE OF CONTENTS



RECITALS.................................................................................1

1. DEFINITIONS...........................................................................1
2. THE CLOSING...........................................................................2
3. CONTRIBUTION OF ASSETS................................................................2
        3.1 Contribution of Securities Assets by Trust 1.................................2
        3.2 Contribution of Securities Assets by Trust 2.................................2
        3.3 Contribution of Cash Asset and Real Estate Assets by the TMC Members.........2
        3.4 Securities Assets Contributed Ex-Dividend....................................3
        3.5 No Liabilities...............................................................3
4. VALUE OF ASSETS.......................................................................3
        4.1 Trust 1 Securities Assets....................................................3
        4.2 Trust 2 Securities Assets....................................................3
        4.3 Real Estate Assets...........................................................3
        4.4 Cash Asset...................................................................3
        4.5 Instruments of Conveyance and Transfer.......................................4
        4.6 Taxes........................................................................4
5. LEASE OF REAL ESTATE ASSETS...........................................................4
        5.1 Leaseback....................................................................4
6. REPRESENTATIONS AND WARRANTIES RELATING TO THE TMC MEMBERS............................4
        6.1 Organization, Corporate Power and Authority..................................4
        6.2 Authorization of Agreements..................................................4
        6.3 No Conflicts.................................................................5
        6.4 Effect of Agreement..........................................................5
        6.5 Assets; Real Property........................................................5
        6.6 Commissions..................................................................7
7. REPRESENTATIONS AND WARRANTIES OF TRUST 1.............................................7
        7.1 Authorization of Agreement...................................................7
        7.2 No Conflicts.................................................................8
        7.3 Effect of Agreement..........................................................8
        7.4 Title to Trust 1's Securities Assets.........................................8
        7.5 Commissions..................................................................8
        7.6 Investment Company...........................................................8
        7.7 No Registration; Investment Intent...........................................9
        7.8 Issuance of Preferred Stock..................................................9
8. REPRESENTATIONS AND WARRANTIES OF TRUST 2.............................................9
        8.1 Authorization of Agreement...................................................9
        8.2 No Conflicts................................................................10
        8.3 Effect of Agreement.........................................................10
        8.4 Title to Trust 2's Securities Assets........................................10



        8.5 Commissions.................................................................10
        8.6 Investment Company..........................................................10
        8.7 No Registration; Investment Intent..........................................10
        8.8 Issuance of Preferred Stock.................................................11
9. REPRESENTATIONS AND WARRANTIES OF LLC................................................11
        9.1 Organization, Corporate Power and Authority.................................11
        9.2 Authorization of Agreements.................................................11
        9.3 No Conflicts................................................................11
        9.4 Effect of Agreement.........................................................12
        9.5 Commissions.................................................................12
        9.6 Issuance of Preferred Stock.................................................12
10. CONDITIONS..........................................................................12
        10.1 Conditions to Obligations of the Parties...................................12
               10.1.1 Execution of the LLC and Registration Rights Agreements...........12
               10.1.2 Consummation of Merger............................................12
        10.2 Conditions to Obligations of the TMC Members...............................12
               10.2.1 Opinion...........................................................12
               10.2.2 Board Approval....................................................12
        10.3 Conditions to Obligations of the Trusts....................................13
               10.3.1 Opinion...........................................................13
11. TERMINATION.........................................................................13
        11.1 Termination by Mutual Consent..............................................13
        11.2 Termination by TMC or the Trusts...........................................13
               11.2.1 TMC Termination...................................................13
               11.2.2 Trust Termination.................................................13
12. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATIONS.......................................13
        12.1 Survival of Representations................................................13
        12.2 Agreements to Indemnify....................................................14
               12.2.1 Trust 1 Indemnity.................................................14
               12.2.2 Trust 2 Indemnity.................................................14
               12.2.3 TMC Indemnity.....................................................14
               12.2.4 LLC Indemnity.....................................................14
               12.2.5 Indemnification Threshold.........................................14
               12.2.6 Subrogation.......................................................15
        12.3 Conditions of Indemnification..............................................15
               12.3.1 Notice............................................................15
               12.3.2 Failure to Assume Defense.........................................15
               12.3.3 Claim Adverse to Indemnifying Party...............................15
               12.3.4 Cooperation.......................................................16
        12.4 Damages....................................................................16
               12.4.1 Costs of Remediation and Removal of Hazardous Substances..........16
13. COVENANTS...........................................................................16
        13.1 Cooperation................................................................16
        13.2 Tax Cooperation............................................................16
14. MISCELLANEOUS.......................................................................17



        14.1 Waivers....................................................................17
        14.2 Entire Agreement...........................................................17
        14.3 Binding Effect, Benefits...................................................17
        14.4 Assignability..............................................................17
        14.5 Notices....................................................................17
        14.6 Governing Law; Jurisdiction................................................18
        14.7 Attorneys' Fees............................................................18
        14.8 Rules of Construction......................................................18
               14.8.1 Headings..........................................................19
               14.8.2 Tense and Case....................................................19
               14.8.3 Severability......................................................19
        14.9 Counterparts...............................................................19
        14.10 Expenses..................................................................19
        14.11 Construction of Agreement.................................................19
        14.12 Consent to Jurisdiction and Forum Selection...............................19


Exhibits

      Exhibit A       LLC Agreement


Schedules
---------

      Schedule 3.1        Securities Assets of Trust 1
      Schedule 3.2        Securities Assets of Trust 2
      Schedule 3.3.1      Real Estate Assets of TMC
      Schedule 3.3.2      Real Estate Assets of TMC Operating Companies
      Schedule 4.1        Trust 1 Gross Asset Values
      Schedule 4.2        Trust 2 Gross Asset Values
      Schedule 4.3.1      Appraised Value of Real Estate Assets of TMC
      Schedule 4.3.2      Appraised Value of Real Estate Assets of TMC Operating
                          Companies
      Schedule 6.5.1      Title to Real Estate Assets


                             CONTRIBUTION AGREEMENT

        This CONTRIBUTION AGREEMENT (together with the exhibits and schedules hereto, the "Agreement") is entered into as of August 8, 1997 by and among (i) The Times Mirror Company, a Delaware corporation ("TMC"); (ii) Candle Holdings Corporation, a Delaware corporation ("Sub 1"); (iii) Fortify Holdings Corporation, a Delaware corporation ("Sub 2"); (iv) Matthew Bender & Company, Incorporated, a New York corporation; (v) Mosby-Year Book, Inc., a Missouri corporation; (vi) Newsday, Inc., a New York corporation; (vii) The Hartford Courant Company, a Connecticut corporation; (viii) The Baltimore Sun Company, a Maryland corporation (collectively with the companies listed in (iv) through (vii), the "TMC Operating Companies" and collectively with TMC, Sub 1 and Sub 2, the "TMC Members"); (ix) Chandler Trust No. 1 ("Trust 1"); (x) Chandler Trust No. 2 ("Trust 2," and together with Trust 1, the "Trusts") and (xi) TMCT, LLC, a Delaware limited liability company ("LLC"), with reference to the following facts:

                                    RECITALS

        A. The Trusts and the TMC Members intend to form the LLC pursuant to the Limited Liability Company Agreement of LLC substantially in the form attached hereto as Exhibit A (the "LLC Agreement").

        B. Under the LLC Agreement, TMC is obligated to contribute to LLC, as a capital contribution, cash in the amount of $247,265,700.50 million (the "TMC Cash Asset"), and a portion of the assets referred to herein as the Real Estate Assets, the TMC Operating Companies are to contribute to LLC, as a capital contribution, the remainder of the Real Estate Assets, and Sub 1 and Sub 2 are obligated to contribute to LLC, as a capital contribution, cash in the amount of $1 million each (collectively, the "Subs Cash Asset" and collectively with the TMC Cash Asset, the "Cash Asset").

        C. Under the LLC Agreement, the Trusts are obligated to contribute to LLC, as a capital contribution, certain assets referred to herein as the Securities Assets.

        NOW, therefore, in consideration of the premises and the mutual covenants hereinafter set forth, the parties agree as follows:

1.      DEFINITIONS.

        Unless otherwise indicated herein, capitalized terms used herein shall have their respective meanings set forth in the LLC Agreement. In addition, the following terms shall have the following meanings when used in this Agreement:

        "Assets" shall mean the Cash Asset, the Real Estate Assets and the Securities Assets.

        "Cash Asset" shall have the meaning set forth in the Recitals hereto.

        "Closing" shall have the meaning set forth in Section 2.

        "Encumbrance" shall mean all title defects, objections, liens, mortgages, pledges, charges, security interests, encumbrances, leases, options to purchase, rights of first refusal, material restrictions or adverse claims of any nature whatsoever.

        "Indemnified Party" shall mean, with respect to any Losses, the party seeking indemnity hereunder.

        "Indemnifying Party" shall mean, with respect to any Losses, the party from whom indemnity is being sought hereunder.

        "Lease Agreement" shall mean the leases described in Section 5.1 hereof.

        "Losses" shall mean any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, remedies and penalties (including, without limitation, interest, penalties, settlement costs and any legal, accounting or other fees and expenses for investigating and/or defending any claims or threatened actions) incurred by the Indemnified Party.

        "Material Adverse Effect" shall mean a material adverse effect on the business, assets, prospects, condition (financial or otherwise) or results of operations of the person or entity to which reference is made. If such person or entity has subsidiaries, such determination shall be made on a consolidated basis.

        "Merger Agreement" shall mean that certain Agreement and Plan of Merger, dated as of August 8, 1997, by and among TMC, Chandis Acquisition Corporation, Chandis Securities Company ("CSC") and the shareholders of CSC.

        "Real Estate Assets" shall mean the real property described on Schedules
3.3.1 and 3.3.2 hereof, all buildings, fixtures and improvements of every nature thereon, and all easements, claims and other rights appurtenant thereto.

        "Securities Assets" shall mean the Trust 1 Securities Assets and the Trust 2 Securities Assets.

        "Trust 1 Securities Assets" shall have the meaning set forth in Section 3.1.

        "Trust 2 Securities Assets" shall have the meaning set forth in Section 3.2.

2. THE CLOSING. Upon the satisfaction or waiver of all conditions set forth in Article 10 of this Agreement, the closing (the "Closing") of the contribution of assets to the LLC contemplated hereby shall take place at the offices of Gibson, Dunn & Crutcher LLP, 333 S. Grand Avenue, Los Angeles, California 90071, at 5:00 p.m. on August 8, 1997, or such other place, time and date as TMC, Trust 1 and Trust 2 may mutually select.

3.      CONTRIBUTION OF ASSETS.

        3.1 CONTRIBUTION OF SECURITIES ASSETS BY TRUST 1. Subject to the terms and conditions of this Agreement, at the Closing, Trust 1 shall convey, transfer, assign and deliver to LLC, as a contribution, all of such Trust's right, title and interest in and to the securities set forth on Schedule 3.l (the "Trust 1 Securities Assets").

        3.2 CONTRIBUTION OF SECURITIES ASSETS BY TRUST 2. Subject to the terms and conditions of this Agreement, at the Closing, Trust 2 shall convey, transfer, assign and deliver to LLC, as a contribution, all of such Trust's right, title and interest in and to the securities set forth on Schedule 3.1 (the "Trust 2 Securities Assets").

        3.3 CONTRIBUTION OF CASH ASSET AND REAL ESTATE ASSETS BY THE TMC MEMBERS. Subject to the terms and conditions of this Agreement, at the Closing,
(i) TMC shall convey, transfer, assign and deliver to LLC, as a contribution, all of TMC's right, title and interest in and to the TMC Cash Asset and to the portion of the Real Estate Assets indicated on Schedule 3.3.1; (ii) the TMC Operating Companies shall convey, transfer, assign and deliver to LLC, as a contribution, all of their right, title and interest in and to the portion of the Real Estate

Assets indicated on Schedule 3.3.2; and (iii) each of Sub 1 and Sub 2 shall contribute, convey, transfer, assign and deliver to LLC its respective portion of the Subs Cash Asset.

        3.4 SECURITIES ASSETS CONTRIBUTED EX-DIVIDEND. Anything herein to the contrary notwithstanding, it is agreed by the parties that any and all dividends paid on the Trust 1 Securities Assets and the Trust 2 Securities Assets on or prior to September 10, 1997 shall belong and be paid to Trust 1 and Trust 2, respectively, and not to LLC.

        3.5 NO LIABILITIES. In no event shall LLC assume any liabilities of Trust 1, Trust 2 or the TMC Members in connection with contribution of Assets and the transactions contemplated hereby.

4.      VALUE OF ASSETS.

        4.1 TRUST 1 SECURITIES ASSETS. The parties agree that, as of the Closing, the Gross Asset Values (as defined in the LLC Agreement) of the assets constituting the Trust 1 Securities Assets shall be as set forth on Schedule 4.1, and Trust 1 shall be deemed to have contributed the sum of $420,292,274, the aggregate amount of such Gross Asset Values, to the capital of LLC in satisfaction of its capital contribution obligations under the LLC Agreement.

        4.2 TRUST 2 SECURITIES ASSETS. The parties agree that, as of the Closing, the Gross Asset Values of the assets constituting the Trust 2 Securities Assets shall be as set forth on Schedule 4.2, and Trust 2 shall be deemed to have contributed the sum of $54,823,426.50, the aggregate amount of such Gross Asset Values, to the capital of LLC in satisfaction of its capital contribution obligations under the LLC Agreement.

        4.3 REAL ESTATE ASSETS.

               4.3.1 The parties agree that, as of the Closing, the Gross Asset Value of each Real Estate Asset contributed by TMC shall be as set forth on
Schedule 4.3.1, and TMC shall be deemed to have contributed the sum of $32,800,000, the aggregate amount of such Gross Asset Values, to the capital of LLC in (when considered together with the Cash Asset) satisfaction of its capital contribution obligations under the LLC Agreement.

               4.3.2 The parties agree that, as of the Closing, the Gross Asset Value of each Real Estate Asset contributed by the TMC Operating Companies shall be as set forth on Schedule 4.3.2, and the TMC Operating Companies shall be deemed to have contributed the sum of $193,050,000, the aggregate amount of such Gross Asset Values, to the capital of LLC in satisfaction of their capital contribution obligations under the LLC Agreement.

        4.4 CASH ASSET. The parties agree that, as of the Closing, the Gross Asset Value of the Cash Asset shall be the amount of the Cash Asset, and TMC shall be deemed to have contributed an amount equal to the Gross Asset Value of the TMC Cash Asset, and each of Sub 1 and Sub 2 shall be deemed to have contributed $1,000,000, to the capital of LLC in satisfaction of their respective capital contribution obligations under the LLC Agreement.

        4.5 INSTRUMENTS OF CONVEYANCE AND TRANSFER. At the Closing, the Trusts, TMC, the TMC Operating Companies, Sub 1 and Sub 2 shall execute and deliver to LLC any and all such documents as may be reasonably requested by any other party in order to effect the transfers and otherwise carry out the transactions contemplated herein, including without limitation, deeds, in the form previously provided to LLC, contributing the Real Estate Assets, and stock powers executed in blank with respect to the Securities Assets contributed.

        4.6 TAXES. The parties hereto shall cooperate in preparing and filing tax returns relating to the transactions contemplated hereby, TMC shall pay any and all real estate, transfer or use taxes due with regard to, the contribution of the Real Estate Assets to the LLC and the lease of the Real Estate Asset by LLC to TMC. All real estate taxes relating to the Real Estate Assets shall be pro-rated between LLC and the TMC Members.

5.      LEASE OF REAL ESTATE ASSETS.

        5.1 LEASEBACK. Subject to the terms and conditions of this Agreement, at the Closing, LLC shall lease each of the Real Estate Assets described in
Schedule 3.3 to TMC. The lease shall be in substantially the form previously provided to the parties hereto with the initial monthly rent as set forth therein. The lease shall be fully executed by the parties thereto prior to the contribution of the Real Estate Assets to the LLC. The term of such lease shall commence concurrently with the contribution of the Real Estate Assets to the LLC.

6.      REPRESENTATIONS AND WARRANTIES RELATING TO THE TMC MEMBERS.

        As an inducement for each of the Trusts and LLC to enter into this Agreement, TMC represents and warrants to each of the Trusts and LLC that each of the following statements is true and correct as of the date hereof:

        6.1 ORGANIZATION, CORPORATE POWER AND AUTHORITY. Each of the TMC Members is a corporation duly organized, validly existing and in good standing under the laws of its state of organization, has all requisite corporate power and authority to own, operate and lease its properties and carry on its business as now conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect upon TMC. All of the outstanding stock of the TMC Operating Companies, Sub 1 and Sub 2 is owned, directly or indirectly, beneficially and of record, by TMC.

        6.2 AUTHORIZATION OF AGREEMENTS. Each of the TMC Members has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby and all corporate action other than approval of the Board of Directors of TMC necessary for such execution, delivery, performance and consummation has been duly taken.

        6.3 NO CONFLICTS. The execution and delivery by any of the TMC Members of this Agreement does not, and the performance and consummation of the transactions contemplated hereby will not, result in or give rise to (with or without the giving of notice or the lapse of time, or both) any conflict with, breach or violation of, or default, termination, forfeiture or acceleration of obligations under, any terms or provisions of (i) its certificate of incorporation or bylaws, (ii) any statute, rule, regulation or any judicial, governmental, regulatory or administrative decree, order or judgment applicable to it or its assets, or (iii) any agreement, lease or other instrument to which it is a party or by which it or any of its assets may be bound (other than, in the case of items (ii) and (iii) immediately above, such breaches, violations, defaults, terminations, forfeitures or accelerations as would not have a Material Adverse Effect upon TMC).

        6.4 EFFECT OF AGREEMENT. This Agreement, upon approval of the Board of Directors of TMC, shall be the legal, valid and binding obligation of each of the TMC Members, enforceable against each of them in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and subject to general equitable principles.

        6.5    ASSETS; REAL PROPERTY.

               6.5.1 TITLE TO REAL ESTATE ASSETS. Upon due recordation in the appropriate recording offices of the deeds transferring the Real Estate Assets to LLC, as contemplated by Section 3.3 hereof, LLC will have good and marketable fee simple absolute title to each of the Real Estate Assets (other than easements and appurtenant rights which are not held in fee simple absolute), free and clear of all Encumbrances, subject only to the "Permitted Exceptions." As such term is used herein, the "Permitted Exceptions" are those exceptions shown on Schedule B of the preliminary title reports described on Schedule 3.3.1 and Schedule 3.3.2 for each property constituting a Real Estate Asset, other than those exceptions identified on Schedule 6.5.1, (provided that any exception deleted by the title company in the final title policy shall be deleted from
Schedule 6.5.1) and any assessments imposed on the real property owned by The Times Mirror Company by the Downtown Center Business Improvement District of the City of Los Angeles and the Lease Agreements. Notwithstanding the foregoing, the representations and warranties contained herein shall exclude any issue or matter insured against by title insurance insuring the interest of the LLC in the Real Estate Assets by the title company.

               6.5.2  ENVIRONMENTAL.

                      6.5.2.1 No portion of the Real Estate Assets is currently being used or has been used in any manner at any previous time for the storage, disposal, treatment, processing, production, refinement, generation or other handling of waste, contamination, oils or petroleum products, PCBs, asbestos, or any other waste, compound, substance or material the use, release, disposal, presence or storage of which is restricted, or regulated, or required to be reported, or could give rise to liability or an obligation to abate or remediate, under any Environmental Protection Laws (hereinafter "Hazardous Substances").

                      6.5.2.2 There is not present at, under, in or emanating from, any of the Real Estate Assets, any Hazardous Substances in soil, ground water, improvements or otherwise.

                      6.5.2.3 No condition exists on or with respect to any of the Real Estate Assets that violates any federal, state, local or other law (including the common law), regulation, code, order, or rule (an "Environmental Protection Law") or requires reporting to any governmental authority or that may give rise to liability under any Environmental Protection Law.

                      6.5.2.4 No portion of the Real Estate Assets contains underground tanks of any type, or any materials containing PCBs or any asbestos.

                      6.5.2.5 No portion of the Real Estate Assets contains any above-ground, surface or sub-surface conditions that constitute, or that through the passage of time may constitute if not abated, a public or private nuisance or a trespass.

                      6.5.2.6 No portion of the Real Estate Assets has been designated, listed or identified in any manner by the United States Environmental Protection Agency (the "EPA") or any other federal, state or local agency or governmental entity or under or pursuant to any Environmental Protection Law, as a site which has been reported to have had or which has had a release of Hazardous Substances or as a hazardous waste or hazardous substance disposal or removal site, Superfund or clean-up site or candidate for investigation or remediation or removal or closure pursuant to any Environmental Protection Law.

                      6.5.2.7 Neither TMC nor any of its affiliates has received at any time prior to the date hereof a summons, citation, notice, directive, letter or other communication, written or oral (an "Environmental Notice"), from the EPA or any other federal, state, local or other governmental agency or instrumentality related to any of the Real Estate Assets, including, without limitation, actual or possible releasing, spilling, leaking, pumping, pouring, emitting, emptying, dumping or disposing of Hazardous Substances, and there exist no facts that would be the basis for TMC or any of its affiliates receiving any such Environmental Notice.

               6.5.3 COMPLIANCE WITH LAWS. Each Real Estate Asset complies with, and is currently operated in accordance with, all applicable ordinances, laws, rules, regulations, statutes, codes and orders affecting such Real Estate Asset or the possession, use, occupancy or operation thereof promulgated by any federal, state, local or other governmental agency or instrumentality (including, without limiting the generality of the foregoing, the Americans With Disabilities Act, health and safety codes, and all applicable zoning ordinances) and any and all liens, encumbrances, agreements, covenants, conditions and restrictions affecting the Real Estate Asset or the owner or occupant thereof. Neither TMC nor any affiliate has received any notice from any governmental agency or instrumentality requiring any repairs or changes to any Real Estate Asset, except for notices which have been fully complied with.

               6.5.4 CONDITION OF PROPERTY. All improvements on each Real Estate Asset are in good condition, reasonable wear and tear excepted, and there are no material defects in any such improvements which would be likely to preclude the use of the improvements for the uses for which they are now being put. There are no defects in any such improvements which would pose an unreasonable risk to the life or health of any person.

               6.5.5. APPRAISALS. TMC has heretofore provided Trust 1 and Trust 2 with true, correct and complete copies of appraisals, as of December 31, 1996, of each of the Real Estate Assets prepared for TMC by Valuation Research Corporation (the "Appraisals"), except for the Property located on Calvert Street in Baltimore, Maryland and set forth on Schedule 3.3.2. The facts upon which the Appraisals were based are accurate in all material respects, the persons preparing the Appraisals have not informed TMC, either orally or in writing, that they have modified their conclusions contained therein, and no event has occurred since the date of the Appraisals which would materially affect the conclusions contained therein. Schedules 3.3.1 and 3.3.2 show the common description for each Real Estate Asset and the corresponding preliminary title report number and Appraisal Number for such Real Estate Asset. The preliminary title reports contain the accurate legal description of each Real Estate Asset.

               6.5.6. TAXES AND ASSESSMENTS. All taxes, assessments, charges and impositions (collectively, "Real Estate Impositions") which now constitute or may constitute a lien on any of the Real Estate Assets have been paid before delinquency, except those Real Estate Impositions which are not yet payable.

               6.5.7. EASEMENTS. The exercise of the right to use or maintain any easement on or against any of the Real Estate Assets in accordance with the terms of such easement, will not damage any of the improvements, including lawns, shrubbery and trees, on or of any of the Real Estate Assets, and shall not interfere with the use or occupancy of any of the Real Estate Assets.

               6.5.8. CONTIGUITY; SUBDIVISION. Each of the parcels and property identified on Schedule 3.3 was created in compliance with any subdivision laws and all other statutes, ordinances, rules and regulations relating to the creation of parcels of real property. The parcels and property which constitute any single Real Estate Asset identified on Schedules 3.3.1 and 3.3.2 are contiguous, and there are no gaps in the ownership, rights or interests between any such parcels and properties.

               6.5.9. SURVIVAL DESPITE KNOWLEDGE AND INVESTIGATION. The representations and warranties contained in this Section 6.5 shall survive and continue to be enforceable notwithstanding any investigation, and any knowledge of inaccuracy, by LLC or the Trusts, it being agreed that the Trusts and LLC are entitled to be indemnified pursuant to Section 12 hereof against any Losses resulting from an inaccuracy in the representations and warranties contained in this Section 6.5 regardless of whether any or all of them has knowledge that such representations and warranties are inaccurate. The parties hereto acknowledge that they are aware that certain of the representations and warranties made by TMC herein are inaccurate and that such representations and warranties are not intended to attempt to represent that certain statements are in fact true, but rather are intended to clarify that LLC is entitled to be indemnified against any Losses resulting from any inaccuracies in such representations and warranties.

        6.6 COMMISSIONS. Except for fees or expenses payable to any broker or finder retained by TMC and set forth in the Merger Agreement, none of the TMC Members nor any of their respective directors, officers, employees or agents is obligated for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or in connection with the transactions contemplated hereby.

7.      REPRESENTATIONS AND WARRANTIES OF TRUST 1.

        As an inducement for the TMC Members, Trust 2 and LLC to enter into this Agreement, Trust 1 represents and warrants to the TMC Members, Trust 2 and LLC that each of the following statements is true and correct as of the date hereof:

        7.1 AUTHORIZATION OF AGREEMENT. (i) Trust 1 has not been revoked, modified, or amended in any manner which would cause the representations and warranties made by Trust 1 herein to be untrue or incorrect or cause this Agreement to be unenforceable against Trust 1; (ii) each trustee (a "Trustee") of Trust 1 has accepted appointment as a Trustee of Trust 1 under the declaration of trust relating to Trust 1 (the "Declaration"), and, by the terms of Trust 1, is qualified and possesses the necessary trust powers to act, and does act as a Trustee pursuant to such Declaration; (iii) the Trustees who have executed and delivered this Agreement on behalf of Trust 1 possess the full power and authority to execute and deliver the Agreement and to consummate the transactions contemplated hereby, and, in so doing, are properly acting and exercising their powers under such Declaration; (iv) the Trustees who have executed and delivered this Agreement on behalf of Trust 1 constitute all of the currently acting Trustees of Trust 1, and the signature of such Trustees is all that is required for the execution and delivery of this Agreement and to authorize the consummation of the Transactions; and (v) no other signature or other proceedings on the part of Trust 1 or any of its Trustees or beneficiaries is necessary to approve this Agreement or to authorize the execution and delivery, and the performance of the terms, hereof and thereof.

        7.2 NO CONFLICTS. The execution and delivery by Trust 1 of this Agreement does not, and the performance and consummation of the transactions contemplated hereby will not, result in or give rise to (with or without the giving of notice or the lapse of time, or both) any conflict with, breach or violation of, or default, termination, forfeiture or acceleration of obligations under, any terms or provisions of (i) its declaration of trust, (ii) any statute, rule, regulation or any judicial, governmental, regulatory or administrative decree, order or judgment applicable to it or its assets, or
(iii) any material agreement, lease or other instrument to which it is a party or by which it or any of its assets may be bound (other than, in the case of items (ii) and (iii) immediately above, such breaches, violations, defaults, terminations, forfeitures or accelerations as would not have a Material Adverse Effect upon Trust 1).

        7.3 EFFECT OF AGREEMENT. This Agreement is Trust 1's legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and subject to general equitable principles.

        7.4 TITLE TO TRUST 1'S SECURITIES ASSETS. Trust 1 has good and valid title to all of the Trust 1 Securities Assets, free and clear of all Encumbrances.

        7.5 COMMISSIONS. Except for fees and expenses payable to any broker or finder retained by the "Company" or the "Shareholders" (as such terms are used in the Merger Agreement) as set forth in the Merger Agreement, neither Trust 1 nor any of its respective trustees or agents is obligated for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or in connection with the transactions contemplated hereby.

        7.6 INVESTMENT COMPANY. Trust 1 is not an investment company as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

        7.7 NO REGISTRATION; INVESTMENT INTENT. (i) Trust 1 understands that the interest in the LLC are being offered and sold without registration under the Securities Act of 1933, as amended (the "Act"), based upon an exemption provided under the Act and without qualification or registration under the securities laws of California, in reliance upon the representations and warranties made by the parties hereto, and the interests in the LLC may not be re-sold, transferred, assigned or otherwise disposed of other than pursuant to an effective registration statement or pursuant to an exemption from such registration requirements; (ii) Trust 1 agrees that it shall not sell, transfer, assign, pledge or otherwise dispose of any interests in the LLC unless (a) pursuant to an effective registration statement or (b) Trust 1 delivers to LLC an opinion of counsel, reasonably acceptable to LLC, that such sale, transfer, assignment, pledge or other disposition is exempt from registration under the Act; (iii) Trust 1 understands that it may be deemed an "affiliate" of the Company, as such term is used for purposes of Rules 144 and 145 under the Act, in which case any disposition of its interests in the LLC by Trust 1 may be subject to the requirements of such rules; (iv) Trust 1 is acquiring the interests in the LLC for investment purposes for its own account and without a view to distribution or resale thereof (except in compliance with applicable law); (v) Trust 1 acknowledges that it has had the right to ask questions of and receive answers from the parties hereto and its officers and representatives and from the Company and its officers and representatives to obtain such information concerning the parties hereto, and the LLC and the transactions contemplated hereby as Trust 1 deems necessary prior to making an investment decision with respect to the transactions contemplated hereby, including with respect to the interests in the LLC. Trust 1 has such knowledge and experience in financial and business matters so as to enable Trust 1 to evaluate the merits and risks of an investment in the interests in the LLC. Trust 1 is able to bear the economic risk of the investment in the interests in the LLC; and (vi) Trust 1 is domiciled in the State of California, and files income tax returns as a person or entity that is domiciled in that State.

        7.8 ISSUANCE OF PREFERRED STOCK. Trust 1 in its capacity as a holder of the Series A Preferred Stock approves the issuance of the Preferred Stock, Series C-1 and Preferred Stock, Series C-2 of the TMC.

8.      REPRESENTATIONS AND WARRANTIES OF TRUST 2.

        As an inducement for the TMC Members, Trust 1 and LLC to enter into this Agreement, Trust 2 represents and warrants to the TMC Members, Trust 1 and LLC that each of the following statements is true and correct as of the date hereof:

        8.1 AUTHORIZATION OF AGREEMENT. (i) Trust 2 has not been revoked, modified, or amended in any manner which would cause the representations and warranties made by Trust 2 herein to be untrue or incorrect or cause this Agreement to be unenforceable against Trust 2; (ii) each trustee (a "Trustee") of Trust 2 has accepted appointment as a Trustee of Trust 2 under the declaration of trust relating to Trust 2 (the "Declaration"), and, by the terms of Trust 2, is qualified and possesses the necessary trust powers to act, an does act as a Trustee pursuant to such Declaration; (iii) the Trustees who have executed and delivered this Agreement on behalf of Trust 2 possess the full power and authority to execute and deliver the Agreement and to consummate the transactions contemplated hereby, and, in so doing, are properly acting and exercising their powers under such Declaration; (iv) the Trustees who have executed and delivered this Agreement on behalf of Trust 2 constitute all of the currently acting Trustees of Trust 2, and the signature of such Trustees is all that is required for the execution and delivery of this Agreement and to authorize the consummation of the Transactions; and (v) no other signature or other proceedings on the part of Trust 2 or any of its Trustees or beneficiaries is necessary to approve this Agreement or to authorize the execution and delivery, and the performance of the terms, hereof and thereof.

        8.2 NO CONFLICTS. The execution and delivery by Trust 2 of this Agreement does not, and the performance and consummation of the transactions contemplated hereby will not, result in or give rise to (with or without the giving of notice or the lapse of time, or both) any conflict with, breach or violation of, or default, termination, forfeiture or acceleration of obligations under, any terms or provisions of (i) its declaration of trust, (ii) any statute, rule, regulation or any judicial, governmental, regulatory or administrative decree, order or judgment applicable to it or its assets, or
(iii) any agreement, lease or other instrument to which it is a party or by which it or any of its assets may be bound (other than, in the case of items
(ii) and (iii) immediately above, such breaches, violations, defaults, terminations, forfeitures or accelerations as would not have a Material Adverse Effect upon Trust 2).

        8.3 EFFECT OF AGREEMENT. This Agreement is Trust 2's legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and subject to general equitable principles.

        8.4 TITLE TO TRUST 2'S SECURITIES ASSETS. Trust 2 has good and valid title to all of the Trust 2 Securities Assets, free and clear of all Encumbrances.

        8.5 COMMISSIONS. Except for fees and expenses payable to any broker or finder retained by the "Company" or the "Shareholders" (as such terms are used in the Merger Agreement as set forth in the Merger Agreement), neither Trust 2 nor any of its respective trustees or agents is obligated for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or in connection with the transactions contemplated hereby.

        8.6 INVESTMENT COMPANY. Trust 2 is not an investment company as such term is defined in the Investment Company Act.

        8.7 NO REGISTRATION; INVESTMENT INTENT. (i) Trust 2 understands that the interest in the LLC are being offered and sold without registration under the Securities Act of 1933, as amended (the "Act"), based upon an exemption provided under the Act and without qualification or registration under the securities laws of California, in reliance upon the representations and warranties made by the parties hereto, and the interests in the LLC may not be re-sold, transferred, assigned or otherwise disposed of other than pursuant to an effective registration statement or pursuant to an exemption from such registration requirements; (ii) Trust 2 agrees that it shall not sell, transfer, assign, pledge or otherwise dispose of any interests in the LLC unless (a) pursuant to an effective registration statement or (b) Trust 2 delivers to LLC an opinion of counsel, reasonably acceptable to LLC, that such sale, transfer, assignment, pledge or other disposition is exempt from registration under the Act; (iii) Trust 2 understands that it may be deemed an "affiliate" of the Company, as such term is used for purposes of Rules 144 and 145 under the Act, in which case any disposition of its interests in the LLC by Trust 2 may be subject to the requirements of such rules; (iv) Trust 2 is acquiring the interests in the LLC for investment purposes for its own account and without a view to distribution or resale thereof (except in compliance with applicable law); (v) Trust 2 acknowledges that it has had the right to ask questions of and receive answers from the parties hereto and its officers and representatives and from the Company and its officers and representatives to obtain such information concerning the parties hereto, and the LLC and the transactions contemplated hereby as Trust 2 deems necessary prior to making an investment decision with respect to the transactions contemplated hereby, including with respect to the interests in the LLC. Trust 2 has such knowledge and experience in financial and business matters so as to enable Trust 2 to evaluate the merits and risks of an investment in the interests in the LLC. Trust 2 is able to bear the economic risk of the investment in the interests in the LLC; and (vi) Trust 2 is domiciled in the State of California, and files income tax returns as a person or entity that is domiciled in that State.

        8.8 ISSUANCE OF PREFERRED STOCK. Trust 2 in its capacity as a holder of the Series A Preferred Stock approves the issuance of the Preferred Stock, Series C-1 and Preferred Stock, Series C-2 of the TMC.

9.      REPRESENTATIONS AND WARRANTIES OF LLC.

        As an inducement for the TMC Members and the Trusts to enter into this Agreement, LLC represents and warrants to the TMC Members and the Trusts that each of the following statements is true and correct as of the date hereof:

        9.1 ORGANIZATION, CORPORATE POWER AND AUTHORITY. LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite power and authority to own, operate and lease its properties and carry on its business as now, or anticipated to be, conducted, and is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect upon LLC.

        9.2 AUTHORIZATION OF AGREEMENTS. LLC has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby and all action necessary for such execution, delivery, performance and consummation has been duly taken.

        9.3 NO CONFLICTS. The execution and delivery by LLC of this Agreement does not, and the performance and consummation of the transactions contemplated hereby will not, result in or give rise to (with or without the giving of notice or the lapse of time, or both) any conflict with, breach or violation of, or default, termination, forfeiture or acceleration of obligations under, any terms or provisions of (i) its Certificate of Formation or the LLC Agreement, (ii) any statute, rule, regulation or any judicial, governmental, regulatory or administrative decree, order or judgment applicable to it or its assets, or
(iii) any agreement, lease or other instrument to which it is a party or by which it or any of its assets may be bound (other than, in the case of items
(ii) and (iii) immediately above, such breaches, violations, defaults, terminations, forfeitures or accelerations as would not have a Material Adverse Effect upon LLC).

        9.4 EFFECT OF AGREEMENT. This Agreement is the legal, valid and binding obligation of LLC, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and subject to general equitable principles.

        9.5 COMMISSIONS. Neither LLC nor any of its managers, members, employees or agents have employed, or incurred any liability to, any broker, finder or agent for any brokerage fees, finder's fees, commissions or other amounts with respect to the transactions contemplated hereby.

        9.6 ISSUANCE OF PREFERRED STOCK. LLC in its capacity as a holder of the Series A Preferred Stock hereby approves the issuance of the Preferred Stock, Series C-1 and Preferred Stock, Series C-2 of TMC.

10.     CONDITIONS.

        10.1 CONDITIONS TO OBLIGATIONS OF THE PARTIES. The obligations of each of the parties hereto to consummate the transactions contemplated hereby are subject to the satisfaction or waiver of the following conditions:

               10.1.1 EXECUTION OF THE LLC AND REGISTRATION RIGHTS AGREEMENTS. The LLC Agreement shall have been executed and delivered by all the parties hereto. The Registration Rights Agreement shall have been executed and delivered by TMC, Trust 2 and the other parties thereto.

               10.1.2 Consummation of Merger. The merger of Chandis Securities Company with and into Chandis Acquisition Corporation shall have been consummated and the Certificate of Merger therefor shall have been filed with the Secretary of State of the State of Delaware.

        10.2 CONDITIONS TO OBLIGATIONS OF THE TMC MEMBERS. The obligations of the TMC Members to consummate the transactions contemplated hereby are subject to the satisfaction or waiver of the following conditions:

               10.2.1 OPINION. The TMC Members shall have received an opinion of Irell & Manella LLP, counsel to the Trusts, substantially in the form previously provided to Irell & Manella LLP.

               10.2.2 BOARD APPROVAL. The Board of Directors of TMC shall have approved this Agreement, the LLC Agreement and the Merger Agreement and the transactions contemplated thereby. TMC shall have received a fairness opinion of Goldman, Sachs & Co. in form and substance reasonably satisfactory to the Board of Directors of TMC.

        10.3 CONDITIONS TO OBLIGATIONS OF THE TRUSTS. The obligations of the Trusts to consummate the transactions contemplated hereby are subject to the satisfaction or waiver of the following condition:

               10.3.1 OPINION. The Trusts shall have received an opinion of Gibson, Dunn & Crutcher LLP, counsel to the TMC members, substantially in the form previously provided to Gibson, Dunn & Crutcher LLP.

11.     TERMINATION

        11.1 TERMINATION BY MUTUAL CONSENT. At any time prior to the Closing, this Agreement may be terminated by written consent of TMC, Trust 1 and Trust 2.

        11.2   TERMINATION BY TMC OR THE TRUSTS.

               11.2.1 TMC TERMINATION. TMC may terminate this Agreement at any time prior to the Closing by delivery of written notice to Trust 1 and Trust 2, if: (1) any court having competent jurisdiction or other governmental body shall have issued an order, decree or ruling or taken any other action which prevents, restrains, or enjoins the transactions contemplated hereby and such order, decree or ruling shall have become non-appealable; (2) either of Trust 1 or Trust 2 has breached or violated this Agreement in any material respect; or (3) the Closing has not occurred by 11:59 p.m. Los Angeles time on August 10, 1997.

               11.2.2 TRUST TERMINATION. Trust 1 or Trust 2 may terminate this Agreement at any time prior to the Closing by delivery of written notice to TMC if: (1) any court having competent jurisdiction or other governmental body shall have issued an order, decree or ruling or taken any other action which prevents, restrains, or enjoins the transactions contemplated hereby and such order, decree or ruling shall have become non-appealable; (2) any TMC Member has breached or violated this Agreement in any material respect; or (3) the Closing has not occurred by 11:59 p.m. Los Angeles time on August 10, 1997.

12.     SURVIVAL OF REPRESENTATIONS; INDEMNIFICATIONS.

        12.1 SURVIVAL OF REPRESENTATIONS. All representations, warranties, covenants and agreements of TMC, the Trusts and LLC in this Agreement shall survive the execution, delivery and performance of this Agreement in accordance with this Article 12. The representations and warranties of TMC, the Trusts and LLC set forth in this Agreement, and their indemnity obligations under this
Article 12, shall terminate on the second anniversary hereof (except to the extent that claims have been made or notice of a claim has been provided prior thereto) (the "Indemnity Termination Date"); provided, however, that all representations and warranties and indemnity obligations by the Trusts relating to the Securities Assets (including the representations and warranties set forth in Sections 7.4 and 8.4) shall continue as long as LLC owns any of the Securities Assets, and thereafter to the extent that LLC may have any liabilities or potential liability relating thereto, and all representations and warranties and indemnity obligations by TMC relating to the Real Estate Assets (including the representations and warranties set forth in Section 6.5 and the liabilities set forth under Section 11 of the Lease Agreement) shall continue so long as LLC owns any of the Real Estate Assets, and thereafter to the extent that LLC or any member of LLC may have any liability or potential liability relating thereto.

        12.2   AGREEMENTS TO INDEMNIFY.

               12.2.1 TRUST 1 INDEMNITY. Subject to the terms and conditions of this Section 12, Trust 1 hereby agrees to indemnify, defend and hold the TMC Members, Trust 2 and LLC harmless from and against all Losses incurred by the TMC Members, Trust 2 and LLC and their respective employees, directors, officers, shareholders, beneficiaries, members, managers, trustees and agents resulting from a breach of any representation, warranty or covenant of Trust 1 made in this Agreement.

               12.2.2 TRUST 2 INDEMNITY. Subject to the terms and conditions of this Section 12, Trust 2 hereby agrees to indemnify, defend and hold the TMC Members, Trust 1 and LLC harmless from and against all Losses incurred by the TMC Members, Trust 1 and LLC and their respective employees, directors, officers, shareholders, beneficiaries, members, managers and agents resulting from a breach of any representation, warranty or covenant of Trust 2 made in this Agreement.

               12.2.3 TMC INDEMNITY. Subject to the terms and conditions of this
        Section 12, TMC hereby agrees to indemnify, defend and hold LLC and the Trusts harmless from and against all Losses incurred by LLC and the Trusts and their respective employees, members, managers, beneficiaries, trustees and agents resulting from: (i) a breach of any representation, warranty or covenant of the TMC Members made in this Agreement and

        (ii) any Environmental Protection Laws or Hazardous Substances, to the extent such Losses relate to facts or circumstances which existed at or with respect to the Real Estate Assets on or prior to the date hereof. Notwithstanding anything to the contrary contained in this Agreement, including without limitation any representations and warranties of TMC contained herein, TMC shall have no liability for, and no obligation to indemnify, defend and hold LLC and the Trusts harmless from, any matter insured against by title insurance insuring the interest of the LLC in the Real Estate Assets.

               12.2.4 LLC INDEMNITY. Subject to the terms and conditions of this
        Section 12, LLC hereby agrees to indemnify, defend and hold the TMC Members and the Trusts harmless from and against all Losses incurred by the TMC Members and the Trusts and their respective employees, directors, officers, shareholders, beneficiaries, trustees and agents resulting from a breach of any representation, warranty or covenant of LLC made in this Agreement.

               12.2.5 INDEMNIFICATION THRESHOLD. No claim for indemnification will be made by any party hereunder unless the aggregate of all Losses incurred by such party otherwise indemnified against hereunder exceeds $250,000 and only to the extent of any such Losses in excess of $250,000.

               12.2.6 SUBROGATION. If the Indemnifying Party makes any payment under this Section 12 in respect of any Losses, the Indemnifying Party shall be subrogated, to the extent of such payment, to the rights of the Indemnified Party against any insurer or third party with respect to such Losses; provided, however, that the Indemnifying Party shall not have any rights of subrogation with respect to the other party hereto or any of its affiliates or any of its or its affiliates' officers, directors, agents or employees.

        12.3 CONDITIONS OF INDEMNIFICATION. If any claim is asserted or action commenced against an Indemnified Party by a third party, the respective obligations and liabilities of the Indemnifying Party to the Indemnified Party under Section 12.2 shall be subject to the following terms and conditions:

               12.3.1 NOTICE. Within 15 days after receipt of notice of commencement of any action or the assertion of any claim by a third party (but in any event at least ten days preceding the date on which an answer or other pleading must be served in order to prevent a judgment by default in favor of the party asserting the claim), the Indemnified Party shall give the Indemnifying Party written notice thereof together with a copy of such claim, process or other legal pleading, and the Indemnifying Party shall have the right to undertake the defense thereof by representatives of its own choosing that are reasonably satisfactory to the Indemnified Party. Any failure of an Indemnified Party to provide timely notice to the Indemnifying Party of the commencement of any action or the assertion of any claim shall not relieve an Indemnifying Party of any liability hereunder (including liability for pre-notice defense and investigation costs) except to the extent that the Indemnifying Party was actually prejudiced by such failure.

               12.3.2 FAILURE TO ASSUME DEFENSE. If the Indemnifying Party, by the tenth day after receipt of notice of any such claim (or, if earlier, by the fifth day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the Indemnified Party will (upon further notice to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Indemnifying Party; provided, however, that the Indemnified Party shall not settle or compromise such claim without the Indemnifying Party's consent, which consent shall not be unreasonably withheld; and provided further that, the Indemnifying Party shall have the right to assume the defense of such claim with counsel of its own choosing at any time prior to settlement, compromise or final determination thereof.

               12.3.3 CLAIM ADVERSE TO INDEMNIFYING PARTY. Notwithstanding anything to the contrary in this Section 12.3, if there is a reasonable probability that a claim may materially adversely affect the Indemnifying Party other than as a result of money damages or other money payments, the Indemnifying Party shall have the right, at its own cost and expense, to compromise or settle such claim, but the Indemnifying Party shall not, without the prior written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect of such claim.

               12.3.4 COOPERATION. In connection with any such indemnification, the Indemnified Party will cooperate in all reasonable requests of the Indemnifying Party.

        12.4 DAMAGES. Notwithstanding anything to the contrary elsewhere in this Agreement or the LLC Agreement, no party (or its affiliates) shall, in any event, be liable to any other party (or its affiliates) for any consequential damages, including, but not limited to, loss of revenue or income, cost of capital, or loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement; provided, however, that notwithstanding the foregoing, TMC may be liable for the extent of the loss of market value of or income on the Real Estate Assets, relating to the breach of any representation or warranty set forth in Section 6.5 herein. Each party agrees that it will not seek punitive damages as to any matter under, relating to or arising out of the transactions contemplated hereby.

               12.4.1 COSTS OF REMEDIATION AND REMOVAL OF HAZARDOUS SUBSTANCES. In addition to its obligations under Section 12.2.3, TMC shall be obligated to pay all costs of remediation, monitoring, removal or abatement of Hazardous Substances on or with respect to any of the Real Estate Assets if such remediation, monitoring, removal or abatement (a) is required by any Environmental Protection Law or any order or decree of any court or governmental body, (b) is reasonably necessary to protect LLC or any of its Members against potential liability to third parties, (c) is reasonably necessary to protect the marketability of value of the Real Estate Asset in question; or (d) to the extent required under the Lease.

13.     COVENANTS.

        13.1 COOPERATION. Each party hereto agrees to execute any and all further documents and writings and perform such other reasonable actions which may be or become necessary or expedient to effectuate and carry out the transactions contemplated hereby, including, without limitation, taking such actions and executing such instruments as may reasonably be required to consummate the contributions contemplated hereby (but which shall not include any obligation to make payments).

        13.2 TAX COOPERATION. The parties shall, and shall cause their respective affiliates to, cooperate with each other in the preparation of all tax returns, to the extent related to the transactions contemplated hereby, and shall provide, or cause to be provided, to such other party any records and other information reasonably requested by such party in connection therewith as well as access to, and the cooperation of, the auditors of such other party and its affiliates. The parties shall, and shall cause their respective affiliates to, cooperate with the other party in connection with any tax investigation, tax audit or other tax proceeding relating to the transactions contemplated hereby. Any information obtained pursuant to this Section 13.2 relating to taxes shall be kept confidential by the other party.

14.     MISCELLANEOUS.

        14.1 WAIVERS. Any party may, by written notice to the other parties, (a) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement; (b) waive any inaccuracies in the representations or warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement; (c) waive compliance with any of the conditions or covenants of the other contained in this Agreement; or (d) waive performance of any of the obligations of the others under this Agreement. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder, (i) no waiver or extension of time will be effective unless expressly contained in a writing signed by the waiving party, and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, or delay or omission in exercise of rights or other indulgence.

        14.2 ENTIRE AGREEMENT. This Agreement, the LLC Agreement, the Lease Agreement and the exhibits and schedules hereto and thereto and the documents referred to herein and therein constitute the final, exclusive and complete understanding of the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and discussions with respect thereto. No variation or modification of this Agreement or the LLC Agreement and no waiver of any provision or condition hereof or thereof, or granting of any consent contemplated hereby or thereby, shall be valid unless in writing and signed by the party against whom enforcement of any such variation, modification, waiver or consent is sought.

        14.3 BINDING EFFECT, BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

        14.4 ASSIGNABILITY. Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party without the prior written consent of all parties, except that TMC may assign this Agreement, or its rights hereunder, to any affiliate of TMC. No assignment shall relieve the assignor of its obligations hereunder without the consent of the other parties.

        14.5 NOTICES. Unless otherwise provided, all notices or other communications required or permitted to be given to the parties hereto shall be in writing and shall be deemed to have been given if personally delivered, including personal delivery by facsimile, provided that the sender receives telephonic or electronic confirmation that the facsimile was received by the recipient and that such facsimile is followed the same day by mailing by certified or registered mail, return receipt requested, first class postage prepaid (a "Mailing"), upon receipt of courier delivery or the third day following a Mailing, addressed as follows (or at such other address as the addressed party may have substituted by notice pursuant to this Section 14.5):

        (a)    If to LLC:             c/o The Times Mirror Company,
                                      Managing Member
                                      Times Mirror Square
                                      Los Angeles, CA  90053
                                      Attention:  General Counsel

        (b)    If to TMC:             Times Mirror Square
                                      Los Angeles, California 90053
                                      Attention:  General Counsel

               With a copy to:        Karen E. Bertero, Esq.
                                      Gibson, Dunn & Crutcher LLP
                                      333 South Grand Avenue
                                      Los Angeles, California  90071-3197

        (c)    If to the Trust:       350 West Colorado Boulevard, Suite 230
                                      Pasadena, CA  91105
                                      Attention:  Warren B. Williamson

                                      and

                                      William Stinehart, Jr., Esq.
                                      Gibson, Dunn & Crutcher LLP
                                      2029 Century Park East
                                      Los Angeles, California  90067-3026

               With a copy to:        Alvin G. Segel, Esq.
                                      Irell & Manella LLP
                                      1800 Avenue of the Stars
                                      Los Angeles, California  90067-4276

        14.6 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts between California residents made and to be performed entirely within the State of California.

        14.7 ATTORNEYS' FEES. If either party to this Agreement shall bring any action, suit, counterclaim, appeal or arbitration for any relief against the other to enforce the terms hereof or to declare rights hereunder (collectively, an "Action"), the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees and costs incurred in bringing and prosecuting such Action and/or enforcing any judgment, order, ruling, or award. For the purposes of this paragraph, attorneys' fees shall include, without limitation, fees incurred in discovery, postjudgment motions and collection actions, and bankruptcy litigation. "Prevailing party" within the meaning of this paragraph includes, without limitation, a party who agrees to dismiss an Action on the other party's payment of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it.

        14.8   RULES OF CONSTRUCTION.

               14.8.1 HEADINGS. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of this Agreement or of any particular section.

               14.8.2 TENSE AND CASE. Throughout this Agreement, as the context may require, references to any word used in one tense or case shall include all other appropriate tenses or cases.

               14.8.3 SEVERABILITY. The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.

        14.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall constitute one agreement.

        14.10 EXPENSES. Except as otherwise set forth herein, each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

        14.11 CONSTRUCTION OF AGREEMENT. No party hereto, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party hereto.

        14.12 CONSENT TO JURISDICTION AND FORUM SELECTION. The parties hereto agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated exclusively in the State and Federal courts located in the County of Los Angeles, State of California. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this paragraph. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the State and Federal courts located in the County of Los Angeles, State of California shall have in personal jurisdiction and venue over each of them for the purpose of litigating any dispute, controversy, or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this paragraph by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement.

        IN WITNESS WHEREOF, this Contribution Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.

                            THE TIMES MIRROR COMPANY


                           By:     /s/ Thomas Unterman
                                   --------------------------------
                           Name:   Thomas Unterman
                                   --------------------------------
                           Title:  Senior Vice President and
                                   Chief Financial Officer
                                   --------------------------------


                           CANDLE HOLDINGS CORPORATION

                           By:     /s/ Thomas Unterman
                                   --------------------------------
                           Name:   Thomas Unterman
                                   --------------------------------
                           Title:  President
                                   --------------------------------


                           FORTIFY HOLDINGS CORPORATION


                           By:     /s/ Thomas Unterman
                                   --------------------------------
                           Name:   Thomas Unterman
                                   --------------------------------
                           Title:  President
                                   --------------------------------


                           TMCT, LLC

                           By:   THE TIMES MIRROR COMPANY, its
                                 Managing Member

                           By:     /s/ Thomas Unterman
                                   --------------------------------
                           Name:   Thomas Unterman
                                   --------------------------------
                           Title:  Senior Vice President and
                                   Chief Financial Officer
                                   --------------------------------


                           MATTHEW BENDER & COMPANY, INCORPORATED


                           By:     /s/ Eric T. Weiss
                                   --------------------------------
                           Name:   Eric T. Weiss
                                   --------------------------------
                           Title:  Assistant Secretary
                                   --------------------------------

                           MOSBY-YEAR BOOK, INC.


                           By:     /s/ Eric T. Weiss
                                   --------------------------------
                           Name:   Eric T. Weiss
                                   --------------------------------
                           Title:  Assistant Secretary
                                   --------------------------------



                           NEWSDAY, INC.


                           By:     /s/ Eric T. Weiss
                                   --------------------------------
                           Name:   Eric T. Weiss
                                   --------------------------------
                           Title:  Assistant Secretary
                                   --------------------------------




                           THE HARTFORD COURANT COMPANY


                           By:     /s/ Eric T. Weiss
                                   --------------------------------
                           Name:   Eric T. Weiss
                                   --------------------------------
                           Title:  Assistant Secretary
                                   --------------------------------



                           THE BALTIMORE SUN COMPANY


                           By:     /s/ Eric T. Weiss
                                   --------------------------------
                           Name:   Eric T. Weiss
                                   --------------------------------
                           Title:  Assistant Secretary
                                   --------------------------------

                           CHANDLER TRUST NO. 1


                           By:    /s/ Gwendolyn Garland Babcock
                                  ------------------------------------
                                  Gwendolyn Garland Babcock, as trustee of
                                  Chandler Trust No. 1 under Trust Agreement
                                  dated June 26, 1935


                           By:    /s/ Bruce Chandler
                                  ------------------------------------
                                  Bruce Chandler, as trustee of Chandler
                                  Trust No. 1 under Trust Agreement dated
                                  June 26, 1935


                           By:    /s/ William Stinehart, Jr.
                                  ------------------------------------
                                  William Stinehart, Jr., as trustee of
                                  Chandler Trust No. 1 under Trust Agreement
                                  dated June 26, 1935


                           By:    /s/ Warren B. Williamson
                                  ------------------------------------
                                  Warren B. Williamson, as trustee of
                                  Chandler Trust No. 1 under Trust Agreement
                                  dated June 26, 1935


                           By:    /s/ Camilla Chandler Frost
                                  ------------------------------------
                                  Camilla Chandler Frost, as trustee of
                                  Chandler Trust No. 1 under Trust Agreement
                                  dated June 26, 1935


                           By:    /s/ Douglas Goodan
                                  ------------------------------------
                                  Douglas Goodan, as trustee of Chandler
                                  Trust No. 1 under Trust Agreement dated
                                  June 26, 1935


                           By:    /s/ Judy C. Webb
                                  ------------------------------------
                                  Judy C. Webb, as trustee of Chandler Trust
                                  No. 1 under Trust Agreement dated June 26,
                                  1935

                           CHANDLER TRUST NO. 2


                           By:    /s/ Gwendolyn Garland Babcock
                                  ------------------------------------
                                  Gwendolyn Garland Babcock, as trustee of
                                  Chandler Trust No. 2 under Trust Agreement
                                  dated June 26, 1935


                           By:    /s/ Bruce Chandler
                                  ------------------------------------
                                  Bruce Chandler, as trustee of Chandler
                                  Trust No. 2 under Trust Agreement dated
                                  June 26, 1935


                           By:    /s/ William Stinehart, Jr.
                                  ------------------------------------
                                  William Stinehart, Jr., as trustee of
                                  Chandler Trust No. 2 under Trust Agreement
                                  dated June 26, 1935


                           By:    /s/ Warren B. Williamson
                                  ------------------------------------
                                  Warren B. Williamson, as trustee of
                                  Chandler Trust No. 2 under Trust Agreement
                                  dated June 26, 1935


                           By:    /s/ Camilla Chandler Frost
                                  ------------------------------------
                                  Camilla Chandler Frost, as trustee of
                                  Chandler Trust No. 2 under Trust Agreement
                                  dated June 26, 1935


                           By:    /s/ Douglas Goodan
                                  ------------------------------------
                                  Douglas Goodan, as trustee of Chandler
                                  Trust No. 2 under Trust Agreement dated
                                  June 26, 1935


                           By:    /s/ Judy C. Webb
                                  ------------------------------------
                                  Judy C. Webb, as trustee of Chandler Trust
                                  No. 2 under Trust Agreement dated June 26,
                                  1935